Schedule of Accounts, Notes, Loans and Financing Receivable (Details) (EUR €) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Trade accounts receivable	€ 8,309	€ 8,566
Notes receivable	546	738
Less: allowance for doubtful accounts	(1,274)	(1,094)
Total	7,581	8,210
Current portion of net trade accounts and notes receivable	6,943	7,895
Total long-term portion	€ 638	€ 316